Financial Instruments	12 Months Ended
Jul. 31, 2020
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments
24. Financial Instruments

Market Risk

Interest Risk

The Company has minimal exposure to interest rate risk related to any investments of cash and cash equivalents and its term loan. The Company may invest cash in highly liquid investments with short terms to maturity that would accumulate interest at prevailing rates for such investments. As at July 31, 2020, the Company had short-term investments of $nil (July 31, 2019 - $517) and a term loan with a carrying value of $29,930 (July 31, 2019 - 33,374) (Note 19). All interest rates are fixed. An increase or decrease of 1% to the applicable interest rates would not result in a material variance to net loss.

Price Risk

Price risk is the risk of variability in fair value due to movements in equity or market prices. The Company's level 1 and 2 investments are susceptible to price risk arising from uncertainties about their future outlook, future values and the impact of market conditions. The fair value of marketable securities and derivatives held in publicly traded entities is based on quoted market prices, which the shares of the investments can be exchanged for. The Company has early converted $29,860 of the aggregate principal amount of its 8% unsecured convertible debentures (Note 17) which partially mitigates the Company's Price Risk.

There would be no material impact (July 31, 2019 - $340) if the fair value of these financial assets were to increase or decrease by 10% as of July 31, 2020. The price risk exposure as at July 31, 2020 is presented in the table below.

	July 31, 2020	July 31, 2019
	$	$
Financial assets	2,692	16,756
Financial liabilities	(3,450)	(493)
Total exposure	(758)	16,263

Credit Risk

Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligations and arises principally from the Company's trade receivables and convertible debentures receivable. As at July 31, 2020, the Company was exposed to credit related losses in the event of non-performance by the counterparties.

The Company provides credit to its customers in the normal course of business and has established credit evaluation and monitoring processes to mitigate credit risk. Since the majority of the medical sales are transacted with clients that are covered under various insurance programs, and adult use sales are transacted with crown corporations, the Company has limited credit risk.

Cash and cash equivalents and short-term investments are held with four Canadian commercial banks that hold Dun and Bradstreet credit ratings of AA (July 31, 2019 - AA) and $176 is held with a credit union that does not have a publicly available credit rating. The majority of the trade receivables balance is held with crown corporations of Quebec, Ontario and Alberta. Creditworthiness of a counterparty is evaluated prior to the granting of credit. The Company has estimated the expected credit loss using a lifetime credit loss approach. The current expected credit loss for the year ended July 31, 2020 is $35 (July 31, 2019 - $37).

In measuring the expected credit losses, the adult-use cannabis trade receivables have been assessed on a per customer basis as they consist of a low number of material contracts. Medical trade receivables have been assessed collectively as they have similar credit risk characteristics. They have been grouped based on the days past due.

Credit risk from the convertible debenture receivable arises from the possibility that principal and/or interest due may become uncollectible. The Company mitigates this risk by managing and monitoring the underlying business relationship.

The carrying amount of cash and cash equivalents, restricted cash, short-term investments, trade receivables and convertible debentures receivable represents the maximum exposure to credit risk and as at July 31, 2020; this amounted to $211,860 (July 31, 2019 - $194,902).

The following table summarizes the Company's aging of trade receivables as at July 31, 2020 and July 31, 2019:

	July 31,	July 31,
	2020	2019
	$	$
0-30 days	15,253	14,102
31-60 days	2,972	1,826
61-90 days	412	166
Over 90 days	789	3,599
Total	19,426	19,693

Economic Dependence Risk

Economic dependence risk is the risk of reliance upon a select number of customers, which significantly impacts the financial performance of the Company. For the year ended July 31, 2020, the Company's recorded sales to the crown corporation; Société québécoise du cannabis represents 70%, of total applicable periods gross cannabis sales (July 31, 2019 - three crown corporations representing 81%).

The Company holds trade receivables from the crown corporations Société québécoise du cannabis and the Ontario Cannabis Store representing 47% and 25%, respectively of total trade receivables as of July 31, 2020 (July 31, 2019 - 56% and 23%, respectively).

Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they come due. The Company manages its liquidity risk by reviewing on an ongoing basis its capital requirements. As at July 31, 2020, the Company had $184,173 (July 31, 2019 - $139,505) of cash and cash equivalents and short-term investments and $19,426 (July 31, 2019 - $19,693) in trade receivables.

The Company has current liabilities of $82,487 and contractual commitments of $14,741 due before July 31, 2021. The Company's existing cash and cash equivalents, short term investments and trade receivables are expected to provide sufficient liquidity to meet cash outflow requirements over the next twelve months.

The Company's success in executing on its longer-term strategy is dependent upon its ability to fund the repayment of existing borrowings and to generate positive cash flows from operations. If additional liquidity is required, management plans to secure the necessary financing through the issuance of new public or private equity or debt instruments. There is no assurance that additional future funding will be available to the Company, or that it will be available on terms which are acceptable to management.

The carrying values of cash and cash equivalents, trade receivables and accounts payable and accrued liabilities approximate their fair values due to their short-term to maturity.

Foreign Currency Risk

On July 31, 2020, the Company holds certain financial assets and liabilities denominated in United States Dollars ("USD") which consist of cash and cash equivalents, and warrant liabilities. The Company does not currently use foreign exchange contracts to hedge its exposure of its foreign currency cash flows as management has determined that this risk is not significant. The Company closely monitors relevant economic information to minimize its net exposure to foreign currency risk. The Company is exposed to unrealized foreign exchange risk through its cash and cash equivalents. As at July 31, 2020, approximately $42,981 USD ($57,652) of the Company's cash and cash equivalents was in USD. The Company engaged in several financing events during the year ended July 31, 2020 which resulted in the accumulation of USD cash and cash equivalents (Note 20). A 1% change in the foreign exchange rate would not result in a material change to the unrealized gain or loss on foreign exchange or on the gain or loss on financial instrument revaluation of USD denominated warrants.